UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO

                                   FORM 8-K/A

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 1999

                             NEWSOUTH BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

            Virginia                                             56-1999749
-------------------------------                               ----------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         Commission File Number: 0-22219

             1311 Carolina Avenue, Washington, North Carolina 27889
             ------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (252) 946-4178
                                 --------------
              (Registrant's telephone number, including area code)

Information To Be Included In The Report

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

On November 30, 1999, NewSouth Bancorp, Inc. (the "Company") consummated its acquisition of Green Street Financial Corp ("Green Street"), the holding company of Home Federal Savings and Loan Association ("Home Federal"), a federally chartered stock savings and loan association which operated with three offices located in Fayetteville and Lumberton, North Carolina.

Under the terms of the Agreement and Plan of Merger dated August 9, 1999, the Company acquired Green Street for a cash price of $59.2 million, representing $15.25 per share of Green Street common stock. At September 30, 1999, Green Street had total assets of $160.8 million, deposits of $100.8 million and stockholders' equity of $58.6 million. This acquisition was accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand plus funds borrowed from the Federal Home Loan Bank of Atlanta.

Item 7(a).  Financial Statements of Business Acquired.

The audited consolidated financial statements of Green Street as of September 30, 1999 and 1998, and for each of the years in the three year period ended September 30, 1999, 1998 and 1997 are included herein as Exhibit 99.1.

Item 7(b).  Pro Forma Financial Information.

Filed as Exhibit 99.2 of this Current Report Form 8-K/A are the required unaudited pro forma condensed combined statements of financial condition as of September 30, 1999 and the unaudited pro forma condensed combined statements of operations for the year ended September 30, 1999. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

The unaudited pro forma condensed combined financial statements give effect to the acquisition by the Company of Green Street in a transaction accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of financial condition are based on the individual statements of condition of the Company and Green Street as of September 30, 1999. The unaudited pro forma condensed combined statements of operations are based on the individual statements of operations of the Company and Green Street, and combines the results of operations of the Company and Green Street for the year ended September 30, 1999 as if the acquisition occurred on October 1, 1998.

The unaudited pro forma condensed combined financial information set forth herein was prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K of the Company relating to the acquisition of Green Street, since such acquisition is significant to the financial statements of the Company.

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

These unaudited pro forma condensed combined financial statements should be read in conjunction with the audited financial statements of the Company, incorporated by reference to Item 14 of the Company's Annual Report on Form 10-K for the year ended September 30, 1999, and the audited financial statements of Green Street referenced in 7(a) above.

Item 7(c).  Exhibits:

     Exhibit 23.    Consent of McGladrey & Pullen, LLP.

     Exhibit 99.1 Audited consolidated financial statements of Green Street Financial Corp and Subsidiary as of September 30, 1999 and 1998, and for the years ended September 30, 1999, 1998 and 1997.

     Exhibit 99.2 Unaudited Pro Forma Condensed Combined Statements of Financial Condition as of September 30, 1999 and Unaudited Condensed Combined Statements of Operations for the Year Ended September 30, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NewSouth Bancorp, Inc.
                                            (Registrant)

                                        /s/ William L. Wall
                                        ------------------------------
Date:  February 10, 2000                William L. Wall
                                        Executive Vice President
                                        Chief Financial Officer
                                        Secretary
                                        (Principal Financial Officer)


                                        /s/ Kristie W. Hawkins
                                        ------------------------------
Date:  February 10, 2000                Controller
                                        Treasurer
                                        (Principal Accounting Officer)

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